Exhibit 99.2


GUIDELINE RESEARCH CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
--------------------------------------------------------------------------------

                                                                     OCTOBER 31,
ASSETS                                                                  2002

CURRENT ASSETS:
  Cash and cash equivalents                                         $   162,114
  Accounts receivable                                                 1,582,594
  Costs in excess of billings                                           229,720
  Deferred tax assets                                                    85,000
  Prepaid expenses and other current assets                              27,477
                                                                    -----------

           Total current assets                                       2,086,905

PROPERTY AND EQUIPMENT - Net                                            137,123
DEFERRED TAX ASSETS                                                     233,961
CASH SURRENDER VALUE - Net                                              222,995
OTHER ASSETS                                                            147,501
                                                                    -----------

TOTAL ASSETS                                                        $ 2,828,485
                                                                    ===========

LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES:
  Accounts payable                                                  $   932,058
  Accrued expenses                                                    1,009,144
  Notes payable                                                         100,000
  Deferred revenue                                                      296,384
  Current portion of capital lease obligations                           13,950
                                                                    -----------

           Total current liabilities                                  2,351,536

DEFERRED COMPENSATION                                                   600,000

CAPITAL LEASE OBLIGATIONS - Less current portion                             --
                                                                    -----------

TOTAL LIABILITIES                                                     2,951,536
                                                                    -----------

COMMITMENTS  (see Note 6)

MINORITY INTERESTS                                                           --

MANDATORILY REDEEMABLE PREFERRED STOCK:
  Preferred stock, $1.00 par value, 12,000 shares
    authorized and issued, and 6,000 outstanding
    (liquidation value $600,000)                                        600,000

STOCKHOLDERS' DEFICIT:
  Common stock, no par value, 2,500 shares authorized,
    300 shares issued and 200 shares outstanding                             --
  Treasury stock                                                           (100)
  Accumulated deficit                                                  (722,951)
                                                                    -----------

           Total stockholders' deficit                                 (723,051)
                                                                    -----------
LIABILITIES AND STOCKHOLDER'S DEFICIT                               $ 2,828,485
                                                                    ===========

See accompanying notes to condensed consolidated financial statements.

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GUIDELINE RESEARCH CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   NINE MONTHS ENDED OCTOBER 31,
                                                       2002             2001

REVENUES - Net                                     $ 6,364,602      $ 7,011,553
                                                   -----------      -----------

OPERATING EXPENSES:
   Direct costs                                      3,539,066        3,928,315
   Selling, general and administrative               2,495,768        2,664,942
   Depreciation and amortization                        60,826           80,159
                                                   -----------      -----------

           Total operating expenses                  6,095,660        6,673,416
                                                   -----------      -----------

OPERATING INCOME                                       268,942          338,137
                                                   -----------      -----------

OTHER INCOME/(EXPENSE):
    Interest and other income                            7,828           45,604
    Interest expense                                    (4,184)         (31,209)
                                                   -----------      -----------

           Total other income (expense)                  3,644           14,395
                                                   -----------      -----------

INCOME BEFORE PROVISION FOR INCOME TAXES               272,586          352,532

   Provision for income taxes                          125,000          201,700
                                                   -----------      -----------

NET INCOME                                         $   147,586      $   150,832
                                                   ===========      ===========

See accompanying notes to condensed consolidated financial statements.

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GUIDELINE RESEARCH CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   NINE MONTHS ENDED OCTOBER 31,
                                                         2002           2001
CASH FLOWS FROM OPERATING ACTIVITIES                          92        162,153
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                     (17,177)        (6,667)
  Sale of marketable security                             10,713             --
  Payment of capital lease obligation                    (14,869)       (13,777)
                                                     -----------    -----------
      Net cash used in investing activities              (21,333)       (20,444)
                                                     -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayment of officers' loans                          (100,000)      (120,000)
  Loans from officers                                    200,000             --
                                                     -----------    -----------

      Net cash provided by financing activities          100,000       (120,000)
                                                     -----------    -----------
NET INCREASE IN CASH AND CASH EQUIVALENTS                 78,759         21,709
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD            83,355        184,314
                                                     -----------    -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD             $   162,114    $   206,023
                                                     ===========    ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for interest             $     4,175    $    31,209
                                                     ===========    ===========
  Cash paid during the year for income taxes         $    36,681    $    55,162
                                                     ===========    ===========

SUPPLEMENTAL DISCLOSURES OF NON-CASH TRANSACTIONS:
  Marketable security received upon demutualization  $        --    $     9,034
                                                     ===========    ===========

See accompanying notes to condensed consolidated financial statements.

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


GUIDELINE RESEARCH CORP. AND SUBSIDIARIES

NOTES TO CONDENSEND CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
NINE MONTHS ENDED OCTOBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

1.   MANAGEMENT'S STATEMENT

     In the opinion of management, the accompanying condensed consolidated financial statements of Guideline Research Corp. and Subsidiaries (the Company) contain all adjustments necessary to present fairly the financial position at October 31, 2002 and the results of operations and cash flows for the nine month periods ended October 31, 2002 and 2001. All such adjustments are of a normal and recurring nature. Operating results for the nine-month period ended October 31, 2002 are not necessarily indicative of the results that may be expected for the year ending January 31, 2003.

     Certain information and note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto of the Company for the year ended January 31, 2002.

2.   USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates used in the preparation of the Company's financial statements include the realizability of deferred tax assets, and the use of the percentage-of-completion method to determine contract revenue recognition.

3.   NEW ACCOUNTING PRONOUNCEMENTS

     In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS 142 addresses financial accounting and reporting for acquired goodwill and other intangible assets. Under SFAS 142, goodwill and certain intangible assets will no longer be amortized, but rather reviewed for impairment on a periodic basis. The adoption of this standard by the Company as of February 1, 2002 did not impact the Company's financial position or results of operations.

     In July 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which requires the recognition of a liability for an asset retirement obligation in the period in which it is incurred. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002. Management believes that the adoption of this standard will not have a significant impact on the Company's financial position or results of operations.

     In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 retains the requirements of SFAS No. 121 to recognize an impairment loss only if the carrying value of a long-lived asset is not recoverable from its estimated undiscounted cash flows and to measure an impairment loss as the difference between the carrying

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


     value and fair value of the asset, but it establishes new standards for long-lived assets to be disposed of. The adoption of this standard by the Company as of February 1, 2002 did not affect the Company's financial position or results of operations.

     In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This statement eliminates the automatic classification of gain or loss on extinguishment of debt as an extraordinary item of income and requires that such gain or loss be evaluated for extraordinary classification under the criteria of Accounting Principles Board No. 30 "Reporting Results of Operations". This statement also requires sale-leaseback accounting for certain lease modifications that have economic effects that are similar to sales-leaseback transactions, and makes various other technical corrections to existing pronouncements. Management believes that the adoption of the provisions of this standard will not have a significant impact on the Company's financial position or results of operations.

     In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 will supersede Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS No. 146 requires that costs associated with an exit or disposal plan be recognized when incurred rather than at the date of a commitment to an exit or disposal plan. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Management believes that the adoption of this standard will not have a significant impact on the Company's financial position or results of operations.

4.   PROVISION (BENEFIT) FOR INCOME TAXES

     The income tax provision for the nine month periods ended October 31, 2002 and 2001 is approximately 46% and 57%, respectively, of income before income tax. The primary reasons for the differences between such rates and the federal statutory tax rate are due to state and local taxes, and expenses that are not deductible for income tax purposes.

5.   SUBSEQUENT EVENTS

     On April 1, 2003, FIND/SVP, Inc. acquired all of the issued and outstanding stock of the Company.


                                   * * * * * *

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